WRL SERIES FUND, INC.
                                ON BEHALF OF THE
                            C.A.S.E. GROWTH PORTFOLIO

              SUPPLEMENT DATED NOVEMBER 6, 1997 TO PROSPECTUS DATED
                    MAY 1, 1997, AS REVISED JUNE 30, 1997 AND
                         SUPPLEMENTED SEPTEMBER 1, 1997

On October 7, 1997, the Board of Directors (the "Board") of the WRL Series Fund, Inc. (the "Fund") approved changes to the C.A.S.E. Growth Portfolio's (the "Portfolio") investment objective and investment policy. The modification of the investment objective indicates that the Portfolio may seek to achieve annual growth of capital not only by investing in common stocks of small to medium-sized companies, but also in common stocks of larger companies.

Effective January 1, 1998, the following changes will be implemented:


             INVESTMENT OBJECTIVE:   Seeks   annual   growth  of capital
                                     through  investment in companies
                                     whose management, financial resources and fundamentals appear attractive on a scale measured against each company's present value.

             INVESTMENT POLICY:      The C.A.S.E. Growth  Portfolio  will
                                     primarily  invest in  companies whose
                                     securities are traded on  a  national
                                     exchange or in the domestic OTC  markets.
                                     Companies are selected based on their perceived qualitative and quantitative fundamental strengths, on a market relative basis against other companies in the same industry, sector and against the broad market.